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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K





                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: July 26, 2000




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



MICHIGAN                            001-15565                   38-2144267
(State of incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)




405 WATER STREET, PORT HURON, MICHIGAN                    48060
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code  810-987-2200


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


1(a) Underwriting Agreement dated June 12, 2000 among Registrant, SEMCO Capital Trust II and representatives of the underwriters relating to an offering of Feline Prides(SM).

1(b) Underwriting Agreement dated June 26, 2000 among Registrant and representatives of underwriters relating to an offering of Remarketable or Redeemable Securities (ROARS(SM))

4(a) First Supplemental Indenture dated as of June 16, 2000 between Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of Senior Deferrable Note included therein.

4(b) Second Supplemental Indenture dated as of June 29, 2000 between the Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of 8.95% Remarketable or Redeemable Securities (ROARS(SM)) Due 2008 (Remarketing Date July 1, 2003) attached thereto as Exhibit A.

99(a) Amended and Restated Trust Agreement of SEMCO Capital Trust II dated as of June 16, 2000.

99(b) Purchase Contract Agreement between Registrant and Bank One Trust Company, National Association, as Purchase Contract Agent dated as of June 16, 2000.

99(c) Pledge Agreement between Registrant, The Bank of New York as Collateral Agent, Custodial Agent and Securities Intermediary and Bank One Trust Company, National Association as Purchase Contract Agent dated as of June 16, 2000.

99(d) Guarantee Agreement as to Trust Preferred Securities between Registrant as Guarantor and Bank One Trust Company, National Association, as Trustee dated as of June 16, 2000 and Amendment No. 1 thereto dated July 26, 2000.

99(e) Guarantee Agreement as to Trust Common Securities between Registrant as Guarantor and Bank One Trust Company, National Association, as Trustee dated as of June 16, 2000 and Amendment No. 1 thereto dated July
         26, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SEMCO Energy, inc.
                                       (Registrant)


Dated:   July 26, 2000                 By:   /s/ Sebastian Coppola
                                             --------------------------------
                                             Sebastian Coppola
                                             Senior Vice President and
                                             Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit No.      Description


1(a) Underwriting Agreement dated June 12, 2000 among Registrant, SEMCO Capital Trust II and representatives of the underwriters relating to an offering of Feline Prides(SM).

1(b) Underwriting Agreement dated June 26, 2000 among Registrant and representatives of underwriters relating to an offering of Remarketable or Redeemable Securities (ROARS(SM))

4(a) First Supplemental Indenture dated as of June 16, 2000 between Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of Senior Deferrable Note included therein.

4(b) Second Supplemental Indenture dated as of June 29, 2000 between the Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of 8.95% Remarketable or Redeemable Securities (ROARS(SM)) Due 2008 (Remarketing Date July 1, 2003) attached thereto as Exhibit A.

99(a) Amended and Restated Trust Agreement of SEMCO Capital Trust II dated as of June 16, 2000.

99(b) Purchase Contract Agreement between Registrant and Bank One Trust Company, National Association, as Purchase Contract Agent dated as of June 16, 2000.

99(c) Pledge Agreement between Registrant, The Bank of New York as Collateral Agent, Custodial Agent and Securities Intermediary and Bank One Trust Company, National Association as Purchase Contract Agent dated as of June 16, 2000.

99(d) Guarantee Agreement as to Trust Preferred Securities between Registrant as Guarantor and Bank One Trust Company, National Association, as Trustee dated as of June 16, 2000 and Amendment No. 1 thereto dated July 26, 2000.

99(e) Guarantee Agreement as to Trust Common Securities between Registrant as Guarantor and Bank One Trust Company, National Association, as Trustee dated as of June 16, 2000 and Amendment No. 1 thereto dated July 26, 2000.